UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(D) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported) September 15, 2006 (September 11, 2006)
HARTVILLE GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51993	94-3360099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3840 Greentree Ave., SW, Canton, OH	44706
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 484-8080
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS
ITEM 1.01 ENTERING INTO A MATERIAL DEFINITIVE AGREEMENT.
Amendment to the 2006 Stock Option Plan
On September 11, 2006, the Board of Directors of the Company amended the Hartville Group, Inc. 2006 Stock Option Plan (the “Plan”). The amendment to the Plan increased the total number of shares of the Company’s Common Stock, reserved and available for issuance under the Plan from 2,500,000 shares to 20,000,000 shares. There were no other amendments to the Plan.
SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
The following exhibits are incorporated by reference as part of this Report:

Exhibit	Description of Exhibit
10.1	2006 Stock Option Plan Amended September 11, 2006
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 15th day of September, 2006.

HARTVILLE GROUP, INC.
By:	/s/ Christopher R. Sachs
Christopher R. Sachs
Chief Financial Officer

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